UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 17, 2009

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma (Address of principal executive offices)		73107 (Zip Code)

Registrant's telephone number, including area code      (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events

Pursuant to discussions with the staff of the Securities and Exchange Commission (“SEC”), LSB Industries, Inc. (“LSB”) has executed an offer of settlement, which offer of settlement is subject to the approval by the Commission.  As previously disclosed, the SEC has been conducting an inquiry relating to LSB’s change in inventory accounting from LIFO to FIFO involving approximately $500,000 by one of LSB’s subsidiaries, and, as a result of the change, approximately three years ago LSB restated its 2004 audited financial statements and LSB’s interim unaudited financial statements contained in its Forms 10-Qs for the first and second quarters of 2005.  Under the offer of settlement, LSB would consent, without admitting or denying the SEC’s findings, to an order pursuant to Section 21(c) of the Securities Act of 1934.  Pursuant to the offer of settlement, LSB would agree to cease and desist from committing or causing any violations and any future violations of Sections 13(a), 13(b)(2)(A), and Section 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 13a-1 and 13a-13 thereunder.  The offer of settlement would not require LSB to pay any fines or other monetary penalties.  In addition, Jimmie D. Jones, LSB’s former Principal Accounting Officer and Controller, who resigned from those positions on August 15, 2008, but continues to serve as LSB’s Senior Vice President and Treasurer, also executed an offer of settlement and stated in the offer of settlement that he would agree to cease and desist from committing and causing any violations and any future violations of Sections 13(b)(2)(A) and 13(b)(5) of the Exchange Act and Exchange Act Rule 13b2-1 and from causing any violations and future violations of Sections 13(a) and Rules 13a-1 and 13a-13.  Under the offer of settlement, there would also be a finding of a violation by Mr. Jones of Section 4C(a)(3) of the Exchange Act and Rule 102(e)(1)(iii) of the Commission’s Rules of Practice, and Mr. Jones would further agree not to appear or practice before the SEC as an accountant, subject to submitting application for reinstatement two years after the date of the final order.  Under the terms of the offer of settlement, Mr. Jones would not be required to pay any fines or other monetary penalties.  The offer of settlement, as executed by LSB and Mr. Jones, is subject to approval by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 2009

LSB INDUSTRIES, INC.

By: /s/Tony M. Shelby
Name:  Tony M. Shelby
Title: Executive Vice President of Finance,
Chief Financial Officer